UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SERVICE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

September 26, 2005

We cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”). The Annual Meeting will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 25, 2005, at 3:00 p.m., Eastern Standard Time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as representatives of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting has been called to consider the following proposals:

1.	To elect four Directors of the Company, each to serve for a three-year term and until his or her successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors of the Company unanimously recommends that stockholders vote “FOR” approval and adoption of proposals One and Two. In addition, it is expected that the Company’s majority stockholder, Service Bancorp, MHC, will vote “FOR” these proposals.

On behalf of the management and Directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

Sincerely,

Pamela J. Montpelier

President and Chief Executive Officer

REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

NOTICE OF

2005 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 25, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”) will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 25, 2005, at 3:00 p.m., Eastern Standard Time, for the following purposes:

1.	To elect four Directors of the Company, each to serve for a three-year term and until his or her successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors of the Company has fixed the close of business on September 9, 2005 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 26, 2005

Whether or not you plan to attend the Annual Meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting and desire to withdraw your proxy and vote in person, you may do so.

If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with these forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote these shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.

If you receive multiple proxies or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been “householded” to cut down on duplication. If you would like one or more additional copies of the Proxy Statement or Annual Report, please call Dana S. Philbrook, Chief Financial Officer, Service Bancorp, Inc., 81 Main Street, Medway, Massachusetts 02053 (508) 533-4343.

PROXY STATEMENT

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

2005 ANNUAL MEETING OF STOCKHOLDERS

October 25, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Service Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 25, 2005, at 3:00 p.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 26, 2005.

VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

The Company is a bank holding company principally conducting business through Strata Bank, a Massachusetts chartered savings bank (the “Bank”). Fifty-five percent of the voting stock of the Company is owned by Service Bancorp, MHC, a Massachusetts chartered mutual holding company (the “Mutual Holding Company”). The Mutual Holding Company was formed in August 1997 as part of the Bank’s conversion from mutual to stock form. All of the Trustees and Officers of the Mutual Holding Company are also Directors and Officers, respectively, of the Company.

In addition, the Mutual Holding Company’s shares of the Company’s voting stock are voted according to the direction of the Mutual Holding Company’s Board of Trustees, and it is expected that the Mutual Holding Company will vote “FOR” the proposals set forth below.

Annual Meeting

The Annual Meeting has been called for the following purposes:

1.	To elect four Directors of the Company, each to serve for a three-year term and until his or her successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

Mailing and Record Date

The Company began mailing this Proxy Statement and enclosed proxy card on or about September 26, 2005 to all stockholders entitled to vote at the Annual Meeting. The Board of Directors of the Company fixed the close of business on September 9, 2005 as the “Record Date.” Only the holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, the Company had 1,634,385 shares of Common Stock issued and outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Proxies, Voting and Revocation

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Service Bancorp, Inc., 81 Main Street, Medway, MA 02053. Any stockholder who previously returned a proxy may also revoke such proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Secretary, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy (without notifying the Secretary of an intent to do so).

A quorum being present, a plurality of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director. In addition, a quorum being present, the affirmative vote of a majority of the votes cast is required for approval of the proposal to ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006. Each share of Common Stock entitles the holder to one vote.

In accordance with applicable state law, abstentions, votes withheld for Director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and, therefore, will have no effect on the outcome of Proposals One and Two.

Solicitation and Other Expenses

The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, Officers and certain employees of the Company, and by personal interview or telephone. These Directors, Officers, and employees will not receive additional compensation for the solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of the Company’s Common Stock. The Company may reimburse these custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company’s Common Stock beneficially owned as of September 9, 2005 by (i) beneficial owners of more than 5% of the Common Stock, (ii) the Directors, Director nominees, and the Named Executive Officers of the Company, and (iii) the current Directors and Executive Officers of the Company as a group. Unless otherwise noted, this information has been provided by the persons named in the table.

Name and Address of Beneficial Owners(1)	Amount of Shares Owned and Nature of Beneficial Ownership(2)		Percent of Shares of Common Stock Outstanding
Beneficial Owners of more than 5% of Common Stock
Service Bancorp, MHC 81 Main Street Medway, MA 02053	907,694	(3)	55.5%

Eric D. Hovde 1826 Jefferson Place NW Washington, DC 20036	83,200	(4)	5.1%

Kenneth R. Lehman and Joan Abercrombie Lehman 1408 N. Abington Street Arlington, VA 22207	178,467	(5)	10.9%

Directors, Nominees and Executive Officers
Paul T. Carey	6,113	(6)	0.4%
Amy M. Costello	2,813	(7)	0.2%
Richard Giusti	9,325	(8)	0.6%
Dr. John Hasenjaeger	3,800	(9)	0.2%
Thomas R. Howie	2,700	(9)	0.2%
Kenneth C.A. Isaacs	15,325	(8)	0.9%
Paul V. Kenney	2,200	(9)	0.1%
Eugene R. Liscombe	1,900	(10)	0.1%
Pamela J. Montpelier	14,199	(11)	0.9%
James W. Murphy	7,000	(9)	0.4%
Lawrence E. Novick	15,325	(8)	0.9%
Dana S. Philbrook	4,508	(12)	0.3%
Michael J. Sheehan	400	(13)	*
Eugene G. Stone	8,244	(14)	0.5%
Kelly A. Verdolino	15,475	(15)	0.9%

All Directors and Executive Officers as a Group (16 persons)	109,327	(16)	6.7%

*	Less than 0.1%.
(1)	The business address of all Directors, nominees for Directors and Executive Officers is 1000 Franklin Village Drive, Suite 201, Franklin, MA 02038. Certain of the Company’s Executive Officers and Directors are also Executive Officers and Trustees of Service Bancorp, MHC.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), a person is deemed to be the beneficial owner of any shares of Common Stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, including all shares held directly as well as by spouses and minor children, in trust and other forms of indirect ownership. Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.

(3)	The Board of Trustees of the Mutual Holding Company directs the voting of the shares of the Company’s Common Stock held by the Mutual Holding Company.
(4)	This information is based upon the Schedule 13D filed with the Securities and Exchange Commission (“SEC”) by Eric D. Hovde on May 20, 2005.
(5)	This information is based upon the amended Schedule 13D filed with the SEC by Kenneth R. Lehman and Joan Abercrombie Lehman on August 26, 2004.
(6)	Includes 800 shares granted under the 1999 Recognition and Retention Plan (the “Recognition Plan”), which are subject to future vesting but as to which voting may currently be directed. Also includes 2,700 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 1,200 shares at $9.75 per share, 900 shares at $13.70 per share and 600 shares at $15.05 per share. Also includes 1,113 shares held through the Bank’s Employee Stock Ownership Plan (“ESOP”).
(7)	Includes 200 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 800 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 500 shares at $7.50 per share and 300 shares at $13.70 per share. Also includes 1,783 shares held through the Bank’s ESOP and 30 shares owned jointly with Ms. Costello’s former spouse.
(8)	Includes 250 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 3,700 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 2,500 shares at $7.50 per share and 1,200 shares at $15.05 per share. Mr. Novick’s shares include 7,500 shares owned by his spouse, children, and in estates and trusts in which Mr. Novick may be deemed to have beneficial ownership but for which Mr. Novick disclaims beneficial ownership. Mr. Isaacs’ shares include 2,000 shares owned by his spouse, children, and in estates and trusts in which Mr. Isaacs may be deemed to have beneficial ownership but for which Mr. Isaacs disclaims beneficial ownership.
(9)	Includes 1,000 shares that may be acquired at the exercise price of $7.50 per share under options that are presently exercisable or will become exercisable within 60 days. Mr. Murphy’s shares include 5,000 shares jointly owned with his wife and 1,000 shares owned by his wife and daughter in which Mr. Murphy may be deemed to have beneficial ownership but for which Mr. Murphy disclaims beneficial ownership.
(10)	Includes 1,200 shares held through Mr. Liscombe’s Individual Retirement Account. Also includes 200 shares that may be acquired at the exercise price of $7.50 per share under options that are presently exercisable or will become exercisable within 60 days.
(11)	Includes 1,612 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 8,674 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 4,590 shares at $7.50 per share, 2,400 shares at $13.70 per share and 1,684 shares at $15.05 per share. Also includes 3,007 shares held through the Bank’s ESOP and 200 shares jointly owned with Ms. Montpelier’s former spouse.
(12)	Includes 600 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 2,400 shares that may be acquired at the exercise price of $15.05 per share under options that are presently exercisable or will become exercisable within 60 days. Also includes 608 shares held through the Bank’s ESOP.
(13)	Includes 400 shares that may be acquired at the exercise price of $30.85 per share under options that are presently exercisable or will become exercisable within 60 days.
(14)	Includes 8,244 shares held by Mr. Stone’s Individual Retirement Account.
(15)	Includes 250 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 900 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 500 shares at $7.50 per share and 400 shares at $15.05 per share. Also includes 150 shares held in the Investment Retirement Account of Ms. Verdolino’s husband in which Ms. Verdolino may be deemed to have beneficial ownership but as to which she disclaims beneficial ownership.
(16)	See notes 6-15.

PROPOSAL 1-ELECTION OF DIRECTORS

The Company’s Board of Directors is composed of 12 members. The Company’s articles of organization and by-laws provide that the Directors of the Company shall be divided into three classes with staggered three-year terms. Under Massachusetts law, Directors are to be allocated among the three classes equally or as nearly equally as possible. Each class has four Directors. Four Directors will be elected at the Annual Meeting to serve for a three-year term and until their respective successors are elected and qualified. The Board of Directors has nominated the following Directors to be re-elected as Directors, each to serve for a three-year term and until his or her respective successor is elected and qualified: Richard Giusti, Thomas R. Howie, Eugene R. Liscombe and Pamela J. Montpelier.

It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting “FOR” the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees for Director named herein. In addition, it is expected that the Mutual Holding Company will vote “FOR” the election of each of the nominees for Director named herein.

Information Regarding Directors and Executive Officers

The table below sets forth certain information, as of September 9, 2005, supplied by each person who is currently a Director, a nominee for election as a Director, or an executive officer of the Company with respect to the person’s age, position(s) held with the Company, the year in which the person began serving as a Director of the Company and the year in which the person’s term as a Director of the Company expires.

Name	Position(s) Held With the Company	Age	Director Since	Current Term Expires
NOMINEES FOR DIRECTOR

Richard Giusti	Director	61	1998	2005
Thomas R. Howie	Director	62	1998	2005
Eugene R. Liscombe	Director	59	1998	2005
Pamela J. Montpelier	President, Chief Executive Officer and Director	42	2000	2005

OTHER DIRECTORS

Dr. John Hasenjaeger	Director	62	1998	2007
Kenneth C.A. Isaacs	Director	52	1998	2007
Paul V. Kenney	Director	42	1998	2007
James W. Murphy	Director and Secretary	70	1998	2006
Lawrence E. Novick	Director	65	1998	2006
Michael J. Sheehan	Chairman of the Board	42	2003	2006
Eugene G. Stone	Director	70	1998	2006
Kelly A. Verdolino	Director	45	1998	2007

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Dana S. Philbrook	Chief Financial Officer	48	—	—
Paul T. Carey	Executive Vice President, Lending and Senior Loan Officer	45	—	—
Amy M. Costello	Executive Vice President, Retail Banking and Support Operations	32	—	—
Carolyn J. Swartz	Senior Vice President, Director of Marketing	42	—	—

The business experience for the past five years for each of the Company’s Directors, nominees for Director and executive officers is as follows:

Nominees

Richard Giusti has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Giusti is also a Trustee of the Mutual Holding Company. He was Manager of Administration and Finance at Metropolitan Machine Company from 1971 to 2001 and currently serves as Manager – Metropolitan Accounts of New England Precision Incorporated, a position he has held since 2001. Mr. Giusti is involved in various civic activities as well.

Thomas R. Howie has served as a Director of the Company since 1998. Mr. Howie is also a Trustee of the Mutual Holding Company. He is President of Howie Oil Company, Inc., a heating oil distributor in Millis, Massachusetts. He is involved in various charitable and civic organizations.

Eugene R. Liscombe has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Liscombe is also a Trustee of the Mutual Holding Company. He was Chairman of the Board of Directors of

the Bank from 1994 to 1996. Mr. Liscombe is a Certified Public Accountant and partner in the accounting firm of Liscombe & Parrella, PC and was a partner in the accounting firm of Murphy, Liscombe & Edwards, PC from 1999 to 2004. He is actively involved in several civic and charitable organizations.

Pamela J. Montpelier has served as Chief Executive Officer and a Director of the Company since October 2000. She was named President of the Company in June 2000. Ms. Montpelier has also served as Chief Executive Officer and Chairperson of the Bank since October 2000, and has served as President and a Director of the Bank since June 2000. She is also a Trustee of the Mutual Holding Company. Ms. Montpelier joined the Bank in January 1991 and was previously Senior Vice President of Retail Banking. Ms. Montpelier has over 22 years of banking experience, in both commercial and thrift institutions. She serves on the advisory boards of local civic, arts, and health care organizations. In October 2004, Ms. Montpelier was named the fifteenth most powerful female banker in the country by U.S. Banker Magazine, and in January 2005, she was named “Businessperson of the Year” by the United Chamber of Commerce.

Other Directors

Dr. John Hasenjaeger has served as a Director of the Company since 1998. Dr. Hasenjaeger is also a Trustee of the Mutual Holding Company. He was the owner of a real estate firm and is a retired professor at Boston College’s School of Management. Dr. Hasenjaeger has served on the board of state and national consumers council and consumer affairs organizations. For 19 years, Dr. Hasenjaeger was chairman of the capital budget committee in the town of Walpole, Massachusetts.

Kenneth C.A. Isaacs has served as a Director of the Bank since 1997 and the Company since 1998. Mr. Isaacs is also a Trustee of the Mutual Holding Company. Mr. Isaacs is a registered investment advisor and private trustee.

Paul V. Kenney has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Kenney is also a Trustee of the Mutual Holding Company. He is a member of the law firm Kenney & Maciolek of Medway, Massachusetts. Mr. Kenney was past President of the Medway Business Council and is currently President of the Western Norfolk Bar Association.

James W. Murphy has served as a Director of the Company since 1998 and as Secretary of the Company since 1992. Mr. Murphy is also a Trustee of the Mutual Holding Company. Mr. Murphy is a retired insurance broker.

Lawrence E. Novick has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Novick is also a Trustee of the Mutual Holding Company. Mr. Novick is a self-employed tax planner and preparer and also a financial services advisor and stockbroker in Holliston, Massachusetts. Mr. Novick is involved with many professional organizations and holds positions in civic and charitable organizations.

Michael J. Sheehan has served as a Director of the Bank and the Company and a Trustee of the Mutual Holding Company since April 2003. Mr. Sheehan has also served as the Chairman of the Company since July 2003. Mr. Sheehan has served as principal and Board member of New Horizon training since June 2005 and has also been employed with Bainbridge Realty since 2002. From March 2003 to June 2005, Mr. Sheehan served as chairman of Pinnacle Training Corporation, a computer training firm. Mr. Sheehan was a co-founder of AimNet Solutions, Inc., a computer network consultant formerly known as Alpine Computer Systems, Inc. Mr. Sheehan was also employed by AimNet Solutions, Inc. from 1989 until 2003 as the Vice President of Marketing.

Eugene G. Stone has served as a Director of the Company since 1998. Until his retirement in 2000, he was the President and Chief Executive Officer of the Bank and the Company and served as Chairman of the Bank since 1997. Mr. Stone is also a Trustee of the Mutual Holding Company.

Kelly A. Verdolino has served as a Director of the Bank since 1995 and the Company since 1998. Ms. Verdolino also serves as Clerk of the Bank and a Trustee of the Mutual Holding Company. She is the

Manager of Customer Service for Old Colony Foods, Inc., a specialty foods broker. Ms. Verdolino was previously employed as a Certified Public Accountant for PriceWaterhouseCoopers and has served on several town committees in Medway, Massachusetts.

Executive Officers Who Are Not Directors

Dana S. Philbrook has served as Chief Financial Officer of the Bank and the Company since April 2002. Prior to joining the Bank, Mr. Philbrook was Treasurer for Investors Bank and Trust Company and Vice President of Finance for USTrust. Mr. Philbrook is a certified public accountant and has over 25 years of experience in banking and finance. He is also a member of the Capital Improvements Committee in the town of Hopkinton, Massachusetts.

Paul T. Carey has served as the Bank’s Executive Vice President, Lending and Senior Loan Officers since January 2005. From 2000 to 2005, Mr. Carey served as the Bank’s Senior Vice President and Senior Loan Officer. Mr. Carey joined the Bank in July 2000 as Vice President and Senior Loan Officer. Prior to joining the Bank, Mr. Carey was Vice President for the Bank of Canton. Mr. Carey has over 21 years of banking and lending experience. Mr. Carey is a member of the Franklin Rotary Club.

Amy M. Costello has served as the Bank’s Executive Vice President, Retail Banking and Support Operations since January 2005. Ms. Costello served as the Bank’s Senior Vice President, Support Operations from May 2003 to January 2005. Ms. Costello joined the Bank in 1994. Ms. Costello has previously served as the Bank’s Vice President Support Operations, Assistant Vice President Retail Support, and Bank Training Officer. Ms. Costello has over 11 years of retail banking experience. Ms. Costello is also involved in several local charitable organizations.

Carolyn J. Swartz has served as the Bank’s Senior Vice President, Director of Marketing since May 2005. Prior to joining the Bank, Ms. Swartz served as director of marketing for Netivity Solutions Inc. and as marketing manager for AimNet Solutions. Ms Swartz has extensive knowledge in the areas of marketing, sales, training, and business development. Ms. Swartz is a member of the Uxbridge Women’s Club and is involved in charitable events.

Meetings and Committees of the Board of Directors

Board of Directors

The business of the Company’s Board of Directors is conducted through meetings of the Board of Directors and its committees. During the fiscal year ended June 30, 2005, the Board of Directors held four meetings. During the fiscal year ended June 30, 2005, no Director attended fewer than seventy-five percent (75%) of the total meetings of the Board of Directors of the Company and committees on which such Director served.

Executive Committee

As of June 30, 2005, the Executive Committee of the Board of Directors consisted of Directors Montpelier, Giusti, Isaacs, Kenney, Liscombe, Novick, Sheehan, and Verdolino. The Executive Committee is vested with the authority of the Board of Directors of the Company in matters between meetings of the Board of Directors. As such, the Executive Committee is responsible for the long-range direction and strategic planning for the Company. In addition, the Executive Committee oversees all of the other committees of the Board of Directors of the Company. The Executive Committee met once during the fiscal year ended June 30, 2005. The members of the Executive Committee comprise the Board of Directors of the Bank. In this capacity, the Executive Committee oversees all of the operations of the Bank. The responsibilities of the Bank’s Board of Directors include authority for loans over $1,000,000.

Audit and Risk Management Committee

The Audit and Risk Management Committee of the Board of Directors (the “Audit Committee”) consists of Directors Liscombe, Novick and Verdolino, all of whom are non-employee Directors. The Audit Committee is responsible for oversight of the integrity of the Company’s financial statements, and the qualifications, independence and performance of the Company’s independent registered public accounting firm. The Audit Committee met seven times during the fiscal year ended June 30, 2005. The Board of Directors has determined that Directors Liscombe, Novick and Verdolino each meet the criteria to serve as audit committee financial experts on the Audit Committee, as defined under the federal securities laws. Director Liscombe has had 36 years of experience as a Certified Public Accountant and currently practices at Liscombe & Parrella PC, where he is a partner. Director Novick, in his capacity as a tax and financial services advisor, has had experience analyzing and evaluating financial statements of public companies, including companies having financial statements that present accounting issues that are generally comparable to the accounting issues that can reasonably be expected to be relevant to the Company’s financial statements. Director Verdolino has had several years of combined experience as a Certified Public Accountant for two nationally recognized accounting firms. Each of the members of the Audit Committee is “independent” as defined in the Marketplace Rules of the National Association of Securities Dealers (the “NASD’s listing standards”). The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of an independent registered public accounting firm. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an appendix to the Company’s proxy statement filed with the SEC on October 10, 2003 in connection with the 2003 Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) consists of Directors Giusti, Kenney, Novick, Sheehan and Stone. The Nominating Committee is responsible for reviewing nominations to the Board of Directors made by the stockholders and making recommendations to the full Board of Directors regarding nominees for election to the Board of Directors. The Nominating Committee also is responsible for developing and recommending to the Board of Directors corporate governance guidelines applicable to the Company and overseeing the evaluation of the Board of Directors and management of the Company. Each of the members of the Nominating Committee is “independent” as defined in the NASD’s listing standards. The Board of Directors has adopted a written charter for the Nominating Committee, which was included as an appendix to the Company’s proxy statement filed with the SEC on September 23, 2004 in connection with the 2004 Annual Meeting of Stockholders. The Nominating Committee met twice during the fiscal year ended June 30, 2005.

Compensation Committee

As of June 30, 2005, the Compensation Committee of the Board of Directors consists of Directors Isaacs, Liscombe and Sheehan, all of whom are non-employee directors and “independent” as defined in the NASD’s listing standards. The Compensation Committee oversees the Company’s overall compensation program, determines stock option and stock grants to the Company’s and Bank’s employees, and reviews and recommends all incentive and bonus plans. The Compensation Committee also reviews the performance of the President and Chief Executive Officer of the Company. The Compensation Committee met four times during fiscal year ended June 30, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Officers and Directors of the Company and beneficial owners of 10% or more of the Common Stock (each a “10% Beneficial Owner”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement of the failure of an Officer, Director or 10% Beneficial Owner to file a Form 3, 4 or 5 on a timely basis. To the

Company’s knowledge, based solely on review of the copies of reports furnished to the Company, no Officer, Director or 10% Beneficial Owner failed to file ownership reports on a timely basis for the fiscal year ended June 30, 2005.

Compensation of Directors

Compensation.    Non-employee Directors of the Company and non-employee Trustees of the Mutual Holding Company are paid an annual retainer of $1,500 for their service on each of the Boards. Non-employee Directors of the Bank are paid an annual retainer of $7,000 for their service on the Bank’s Board of Directors and an additional fee of $600 per meeting. Members of committees of the Boards of the Company, the Mutual Holding Company and the Bank are paid a fee of $500 per committee meeting. Members of the Company’s Audit Committee are paid an annual retainer of $3,000 and the Chairman of the Audit Committee is paid an additional annual retainer of $2,000. The Chairman of the Board of Directors of the Company and of the Board of Trustees of the Mutual Holding Company is paid an annual retainer of $5,000, and the Secretary of the Board of Directors of the Company and the Board of Trustees of the Mutual Holding Company is paid an additional $200 per year. The Clerk of the Bank is paid an annual retainer of $500.

Directors Supplemental Retirement Plan.    In February 2000, the Bank and the Company adopted a non-qualified, unfunded deferred compensation plan for the benefit of their non-employee Directors (the “Directors Retirement Plan”). The Directors Retirement Plan provides supplemental retirement benefits to the non-employee Directors and is evidenced by individual agreements with each non-employee Director. The Directors Retirement Plan is unfunded, but the Bank has purchased life insurance policies on the non-employee Directors that are actuarially designed to offset the annual expenses associated with the Plan and to provide a complete recovery of all Plan costs. The Directors Retirement Plan and related bank-owned life insurance policies are structured so that the Plan expense for any year is partially offset by the increase in cash surrender values of the related policies that is recognized as non-interest income during such year and all Plan costs eventually recovered in full by the Company from the death benefit proceeds of the related insurance contracts. The Bank is the sole owner of the insurance policies. The amount of the retirement benefit will be determined pursuant to the accrual of two accounts: (i) a pre-retirement account; and (ii) an index retirement benefit account. The pre-retirement account is a liability reserve account of the Bank and is increased or decreased each year by an amount determined by the aggregate annual after-tax income from specified life insurance contracts reduced by an “opportunity cost,” which is calculated by taking into account the Bank’s after-tax cost of funds. The index retirement benefit account is equal to the excess of the annual earnings of the insurance policies over the “opportunity cost.” Benefits from the pre-retirement account are paid in 20 equal annual installments following the Director’s retirement at or after age 65 (age 60 in the case of certain Directors and age 72 for one Director). Upon retirement, a Director will receive an additional index retirement benefit until their death or, if later, the death of the Director’s spouse. Should a Director die prior to having received the entire amount of his or her pre-retirement account, the unpaid balance will be paid in a lump sum to his or her beneficiaries. While Directors are entitled to receive their benefit if they terminate service prior to their retirement date, the payment of benefits will not commence until the Director reaches retirement age. In the event a Director’s service is terminated subsequent to a change of control of the Bank or the Company, the Director will be entitled to receive benefits under the Directors Retirement Plan at his or her retirement age, as if the Director had continuously served the Bank and/or the Company until his or her retirement age. All benefits under the Directors Retirement Plan are forfeited if a Director is terminated by the Bank or the Company for cause.

Director Nomination Process

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board of Directors. Before recommending a nominee for election to the Board of Directors, the Nominating Committee must be satisfied that the nominee meets certain minimum qualifications set forth in its charter, including a strong record of integrity and ethical conduct, a record of accomplishment at a strategic or policy level with an organization of high standing that is relevant to the Company’s business, and a willingness and ability to represent all stockholders of the Company. The Nominating

Committee’s charter also specifies that the nominee must be under 72 years of age during his term. A copy of the Nominating Committee’s charter is not currently available on the Company’s website, but was included as an appendix to the Company’s proxy statement filed with the SEC on September 23, 2004 in connection with the 2004 Annual Meeting of Stockholders.

The Nominating Committee will also recommend that the Board select nominees to help ensure that a majority of the Board of Directors meets the independence standards established by the Board, that each of the Audit, Compensation and Nominating Committees are comprised entirely of independent directors, and that at least one member of the Audit Committee qualifies as an audit committee financial expert, as defined under the federal securities laws. In addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, the Nominating Committee will consider all facts and circumstances that it deems appropriate or advisable when recommending that the Board of Directors select nominees for director.

The Nominating Committee will identify candidates for election to the Board of Directors through any or all of the following sources: non-employee directors, the Chief Executive Officer and other executive officers of the Company, third-party search firms, or any other source it deems appropriate. Candidates are evaluated based upon their backgrounds and interviews with members of the Nominating Committee. The Nominating Committee evaluates all proposed candidates for director in the same manner, without regard to whether the nominee has been recommended by a stockholder or otherwise. Upon identifying qualified candidates to become members of the Board of Directors, the Nominating Committee recommends that the Board of Directors nominate the candidate to be elected at the next annual meeting of the stockholders.

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating Committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the attention of Charlene Hebert, Service Bancorp, Inc., 1000 Franklin Village Drive, Franklin, MA 02038, and must be received by the Company no less than 120 calendar days before the date that is one year after the mailing date of the Company’s proxy statement for its immediately preceding annual meeting. (In the case of the 2006 Annual Meeting, the deadline for submission of nominations is May 26, 2006.) The recommendation must include the following information: (i) the name and address of record of the stockholder making the recommendation, (ii) a representation that the stockholder is a record holder of the Company’s Common Stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Exchange Act, (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the last five full fiscal years of the proposed candidate for director, (iv) a description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time and set forth in the Nominating Committee charter, (v) a description of all arrangements or understandings between the stockholder and the proposed candidate for director, and (vi) all other information relating to the proposed candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board of Directors

The Company’s stockholders may send communications to the Board of Directors or to individual members of the Board by writing to them, care of Michael J. Sheehan, Chairman, Service Bancorp, Inc., 81 Main Street, Medway, MA 02053, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meetings

The Company’s policy is to encourage attendance by all Directors at annual meetings of stockholders. Eleven of the Directors attended last year’s annual meeting.

Code of Ethics

The Company has adopted a Code of Ethics, as defined under the federal securities laws. The Code of Ethics applies to all directors/trustees, officers and employees of the Company, the Mutual Holding Company and the Bank. The Company filed a copy of the Code of Ethics with the SEC as Exhibit 14.1 to its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Executive Compensation

Summary Compensation Table.    The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended June 30, 2005, 2004 and 2003 to the individuals at the Company, the Bank and the Mutual Holding Company who received total annual compensation in excess of $100,000 (the “Named Executive Officers”) during any of the periods presented. No other Executive Officer of the Company received total annual compensation in excess of $100,000 during any of the periods presented.

Name and Principal Position						Long-Term Compensation			All Other Compensation ($)
		Annual Compensation				Awards
	Fiscal Years Ended June 30,	Salary ($)		Bonus ($)		Restricted Stock Award(s) (1)		Securities Underlying Options/ SARs (#)
Pamela J. Montpelier, President and Chief Executive Officer	2005 2004 2003	$ $ $	209,231 190,000 169,791	$ $ $	44,022 30,400 16,948	$	— — 30,551	— — 2,807	$ $ $	10,460(2) 11,515(2) 14,281(2)
Dana S. Philbrook, Chief Financial Officer	2005 2004 2003	$ $ $	125,577 120,000 113,462	$ $ $	21,135 19,200 11,079	$	— — 22,575	— — 4,000	$ $ $	6,448(3) 5,864(3) 1,441(3)
Paul T. Carey, Executive Vice President, Lending and Senior Loan Officer	2005 2004 2003	$ $ $	123,808 113,750 108,308	$ $ $	20,837 18,200 10,594	$	— — 7,525	— — 1,000	$ $ $	6,287(4) 5,517(4) 10,633(4)
Amy M. Costello Executive Vice President, Retail Banking and Support Operations	2005 2004 2003	$ $ $	98,462 85,750 72,677	$ $ $	16,571 13,720 13,190		— — —	— — —	$ $ $	2,079(5) 4,077(5) 1,902(5)

(1)	As of June 30, 2005, Ms. Montpelier held an aggregate of 1,612 shares of restricted Common Stock subject to future vesting with a value of $41,025; Mr. Philbrook held an aggregate of 600 shares of restricted Common Stock subject to future vesting with a value of $15,270; Mr. Carey held an aggregate of 800 shares of restricted Common Stock subject to future vesting with a value of $20,360; and Ms. Costello held an aggregate of 200 shares of restricted Common Stock subject to future vesting with a value of $5,090. No dividends will be paid on the restricted Common Stock.
(2)	Includes amounts paid by the Company on behalf of Ms. Montpelier to the Company’s 401(k) Plan and Employee Stock Ownership Plan, as well as premiums paid by the Company on a life insurance policy.
(3)	Includes amounts paid by the Company on behalf of Mr. Philbrook to the Company’s 401(k) Plan, as well as premiums paid by the Company on a life insurance policy.
(4)	Includes amounts paid by the Company on behalf of Mr. Carey to the Company’s 401(k) Plan and Employee Stock Ownership Plan, as well as premiums paid by the Company on a life insurance policy.
(5)	Includes amounts paid by the Company on behalf of Ms. Costello to the Company’s 401(k) Plan, as well as premiums paid by the Company on a life insurance policy.

Employee Incentive Plan.    The Bank maintains an Employee Incentive Plan for employees of the Bank. Pursuant to the plan’s terms, the Bank President identifies employees to participate in the Employee Incentive Plan at the beginning of the fiscal year from all employees who meet certain eligibility requirements. The Bank President then recommends (1) the formula for calculating the total available bonus pool which shall be based on the Bank’s fiscal performance and (2) each employee’s participation level, to the Board for their consideration and approval. The Bank President and Board have retained their rights to modify or discontinue the plan as may be in the best interest of the Bank.

Stock Benefit Plans.    The Company’s Amended and Restated 1999 Stock Option Plan permits the Company’s Board of Directors, in its discretion, to grant awards of Stock Options, Deferred Stock, Restricted Stock, Unrestricted Stock, Performance Share Awards, and Stock Appreciation Rights. As of June 30, 2005, 45,797 shares are reserved for issuance upon the exercise of options currently outstanding, and 61,706 shares remain available under the Amended and Restated 1999 Stock Option Plan. The Company’s 1999 Recognition and Retention Plan provides for the issuance of 40,247 shares of the Common Stock. As of June 30, 2005, 39,347 shares have been granted under the Recognition Plan and 900 shares remain available for issuance under the Recognition Plan.

Stock Options Granted in Fiscal 2005

The Company did not grant any stock options to any Named Executive Officer during the fiscal year ended June 30, 2005.

Option Exercise and Year-End Value Table

The following table sets forth information concerning the number of exercisable options and unexercisable options held by each Named Executive Officer at June 30, 2005 and the value of unexercised in-the-money options held by each of them as of such date.

FISCAL YEAR-END OPTION VALUES
	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2005	Value of Unexercised In-The-Money Options at June 30, 2005(1)
Name	(#)	($)	Exercisable/Unexercisable(#)	Exercisable/Unexercisable($)
Pamela J. Montpelier	5,000	$91,330	8,674/2,723	$128,104/$30,477
Dana S. Philbrook	0	0	2,400/1,600	$24,960/$16,640
Paul T. Carey	0	0	2,700/1,300	$36,655/$15,920
Amy Costello	0	0	800/200	$12,500/$2,350

(1)	Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2005, at which date the last trade price of the Common Stock as quoted on the OTC Bulletin Board was $25.45.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of June 30, 2005 regarding shares of Common Stock of the Company that may be issued under the Company’s existing equity compensation plans, including the Company’s Amended and Restated 1999 Stock Option Plan and the 1999 Recognition and Retention Plan.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	45,797	$12.11	62,606
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	45,797	$12.11	62,606

(1)	Does not include any restricted stock as such shares are already reflected in the Company’s outstanding shares.
(2)	Consists of the Amended and Restated 1999 Stock Option Plan and the 1999 Recognition and Retention Plan.

Transactions with Certain Related Persons

Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

Contracts with Executive Officers

Employment Agreement

The Company has entered into an employment agreement with Pamela J. Montpelier, its President and Chief Executive Officer (the “Employment Agreement”). The initial term of the agreement is three years beginning on September 19, 2001, with automatic one-year renewals commencing on the second anniversary and on each anniversary thereafter unless written notice of termination is given 30 days prior to such date by either party. In addition to her base salary, Ms. Montpelier is eligible to participate in any incentive and benefit plans or programs that the Company has in effect from time to time. Ms. Montpelier is also entitled to an automobile allowance.

The Employment Agreement provides that Ms. Montpelier’s employment may be terminated by the Company for “cause” for (1) making dishonest material statements concerning the Company; (2) the commission or indictment for a felony or a misdemeanor involving moral turpitude; (3) the failure to perform her duties to the reasonable satisfaction of the Board of Directors if such failure is not corrected; (4) gross negligence, willful misconduct or insubordination with respect to the Company; or (5) material breach of the obligations under the

Employment Agreement. Ms. Montpelier may terminate her employment for “good reason” following (1) a substantial adverse change in her position or responsibilities; (2) a breach by the Company of any material obligations under the Employment Agreement; (3) an involuntary relocation of the office at which she is principally employed to a location more than 50 miles from such office; or (4) a reduction in her salary, which reduction is not applicable to all executives. Ms. Montpelier may also terminate her employment by giving 60 days notice to the Board of Directors, and the Board of Directors may terminate Ms. Montpelier’s employment at any time by a vote to that effect.

If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason,” then she is entitled to the continuation of her base salary and group health plan benefits for two years. If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason” during the 11-month period following a “change in control” (as defined in the Employment Agreement), or if Ms. Montpelier terminates her employment for any reason during the twelfth month following a “change in control,” then she is entitled to receive a lump sum payment equal to 2.99 times the average of her previous five year’s compensation, in lieu of the salary continuation described above.

The Employment Agreement prohibits Ms. Montpelier during the term of the agreement and for the longer of one year or any salary continuation period thereafter from (1) engaging or assisting in any way a “competing business” (as defined in the Employment Agreement); (2) recruiting or soliciting any employees of the Company or the Bank; or (3) soliciting any customer or supplier of the Company or the Bank.

Supplemental Retirement Agreement

The Company maintains a supplemental retirement agreement with Ms. Montpelier (the “Supplemental Retirement Agreement”). Under this agreement, if Ms. Montpelier remains employed by the Company until age 60, she will be entitled to a retirement benefit paid in monthly installments for a term of 15 years. The annual amount of the retirement benefit is equal to 70% of her highest annual base salary, minus the sum of half of her annual social security retirement benefit (starting at age 62) and the total of the matching and profit sharing contributions made to the Bank’s 401(k) Plan on her behalf (calculated as a single life annuity). The amount of the retirement benefit increases by 0.0194% for each month that Ms. Montpelier remains employed by the Company beyond age 60.

In the event of Ms. Montpelier’s death prior to her retirement, or if Ms. Montpelier’s employment is terminated without “cause” (as defined in the Supplemental Retirement Agreement) prior to a “change in control” (as defined in the Supplemental Retirement Agreement), or if Ms. Montpelier terminates her employment without “good reason” (as defined in the Supplemental Retirement Agreement), then Ms. Montpelier (or in the event of her death her beneficiaries) will be entitled to the portion of her retirement benefit that has accrued through the date her employment terminates paid in monthly installments for a term of 15 years. The full amount of Ms. Montpelier’s retirement benefit accrues annually over a period of 15 years beginning in October 2000. In the event that Ms. Montpelier becomes disabled so that she is no longer able to perform her duties, or if Ms. Montpelier’s employment is terminated after a change in control, or if Ms. Montpelier terminates her employment for good reason, she shall be entitled to her full retirement benefit, regardless of her length of employment. If Ms. Montpelier’s employment is terminated by the Company for “cause,” she will forfeit the entire benefit under the Supplemental Retirement Agreement.

Ms. Montpelier will begin to receive her retirement benefit upon termination of her employment by the Company without cause or upon her termination of her employment with good reason. Ms. Montpelier will begin to receive her retirement benefit at age 60 if she terminates her employment without good reason or if she becomes permanently disabled. Ms. Montpelier’s beneficiaries will begin to receive her retirement benefit (or her remaining retirement benefit, as the case may be) upon her death. In addition, if Ms. Montpelier violates the terms of the Supplemental Retirement Agreement’s non-disclosure provision, the Company may stop making payments to her under the Supplemental Retirement Agreement.

PROPOSAL 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has approved the engagement of Wolf & Company, P.C. to be the Company’s independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P.C., for the Company’s fiscal year ending June 30, 2006. Wolf & Company, P.C. served as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2005. A representative of Wolf & Company, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Additional Audit Information

The following table sets forth the aggregate fees billed by Wolf & Company, P.C. for each of the Company’s last two fiscal years.

	Fiscal Year 2005		Fiscal Year 2004
Audit Fees	$88,600		$84,458
Audit-Related Fees	—		—
Tax Fees	17,500	(1)	16,000	(1)
All Other Fees	6,649	(2)	3,100	(3)

Total Fees	$112,749		$103,558

(1)	Consists of fees billed for preparation of the Company’s federal and state income tax returns.
(2)	Consists of fees billed for procedures related to the Company’s SBERA pension plans and a review of information technology internal controls.
(3)	Consists of fees billed for procedures related to the Company’s SBERA pension plans and consultation related to the Sarbanes-Oxley Act of 2002.

The Audit Committee pre-approves all auditing and non-audit services provided to the Company by the Company’s independent registered public accounting firm (except for certain de minimus non-audit services and auditing services within the scope of an approved engagement of the independent registered public accounting firm).

The Board of Directors recommends that stockholders vote “FOR” the ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2006 fiscal year. In addition, it is expected that the Mutual Holding Company will vote “FOR” the ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2006 fiscal year.

REPORT OF THE AUDIT AND RISK MANAGEMENT COMMITTEE

The Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2005 with the Company’s management. The Audit Committee has discussed with Wolf & Company, P.C., the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 and has discussed with Wolf & Company P.C. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

Submitted by the Audit Committee for fiscal 2005

LAWRENCE E. NOVICK, EUGENE R. LISCOMBE

and KELLY A. VERDOLINO

STOCKHOLDER PROPOSALS

Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be included in the Company’s proxy statement and form of proxy for the 2006 Annual Meeting of Stockholders must be filed with the Secretary of the Company no later than May 26, 2006. These proposals must also comply with the SEC’s proxy rules governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy. Any such proposal should be directed to: SECRETARY, SERVICE BANCORP, INC., 81 MAIN STREET, MEDWAY, MA 02053.

The by-laws of the Company provide that any stockholder proposal (including Director nominations) intended to be presented at the Company’s 2006 Annual Meeting must be received in writing by the Company at its principal executive offices (81 Main Street, Medway, MA 02053) not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. See “Director Nomination Process.” Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

At the time of the preparation of this proxy material, the Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 26, 2005

REVOCABLE PROXY

SERVICE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS — OCTOBER 25, 2005

The undersigned hereby appoints Pamela J. Montpelier and Dana S. Philbrook, and each of them, with full powers of substitution to act as Proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Hawthorne Suites, 385 Upper Union Square, Franklin, Massachusetts, on Tuesday, October 25, 2005, at 3:00 p.m. Eastern standard time. The Proxies are each authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as Directors of all nominees listed below:

☐ FOR (except as marked to the contrary below)            ☐ VOTE WITHHELD

Richard Giusti, Thomas R. Howie, Eugene R. Liscombe and Pamela J. Montpelier

(INSTRUCTIONS: To withhold your vote for one or more nominees, write the nominee’s name on the line below.)

2.	The ratification of Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2006.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said Proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated September 26, 2005, and the audited financial statements of the Company for the fiscal year ended June 30, 2005. The undersigned hereby confers upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such matters, other than the business set forth herein, as may property come before the Annual Meeting for which the Company did not receive timely notice of the matter in accordance with the Company’s by-laws; (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling, with good cause, to serve; and (iii) with respect to such other matters upon which discretionary authority may be conferred.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS AT THE PRESENT TIME. THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

☐ Check Box if You Plan to Attend the Annual Meeting

Dated:

(Print name of Stockholder)

Signature of Stockholder

(Print name of Stockholder)

Signature of Stockholder

Note:	Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.